UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2022

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)
(737)
281-0101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐
Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐
Digital Realty Trust, L.P.:	☐

Introductory Note
Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”

Item 8.01	Other Events.
On November 29, 2022, Digital Realty Trust, L.P. and Digital Realty Trust, Inc. entered into an underwriting agreement, dated November 29, 2022, with BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, in connection with a registered public offering of $350,000,000 aggregate principal amount of 5.550% notes due 2028 (the “notes”). The notes are a further issuance of the 5.550% notes due 2028 that the operating partnership issued on September 27, 2022 in the aggregate principal amount of $550,000,000 (the “initial notes”). The notes will be senior unsecured obligations of the operating partnership and will be fully and unconditionally guaranteed by Digital Realty Trust, Inc. The notes will be treated as a single series of securities with the initial notes under the indenture and will have the same CUSIP number as, and be fungible with, the initial notes. Upon the issuance of the notes, the outstanding aggregate principal amount of the 5.550% notes due 2028 will be $900,000,000. The notes will be issued at 99.208% of par value, with a coupon of 5.550% and will mature on January 15, 2028. The offering is expected to close on December 6, 2022, subject to customary closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form

8-K

and is incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form

8-K

contains forward-looking statements, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially, including statements related to the offering of the notes and the expected closing. The company and the operating partnership can provide no assurances that they will be able to complete the offering on the anticipated terms, or at all. For a further list and description of such risks and uncertainties, see the reports and other filings by the company and the operating partnership with the U.S. Securities and Exchange Commission, including their Annual Report on Form

10-K

for the year ended December 31, 2021 and Quarterly Reports on Form

10-Q

for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. The company and the operating partnership disclaim any intention or obligation to update or revise any forward-looking statements, whether as
a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 29, 2022, among Digital Realty Trust, L.P., Digital Realty Trust, Inc., and BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: December 5, 2022

Digital Realty Trust, Inc.

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary